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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                            ------------------------


             DATE OF REPORT:          JANUARY 13, 2003
                               ---------------------------------
                               (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                       0-16284            38-2774613
-------------------------------     ----------------    ----------------------
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE      (I.R.S. EMPLOYER
        INCORPORATION)                   NUMBER)        IDENTIFICATION NUMBER)


           27335 West 11 Mile Road
            Southfield, Michigan                             48034
 ----------------------------------------                 ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                 (248) 357-2866
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.        OTHER EVENTS AND REGULATION FD DISCLOSURE.



                        On January 13, 2003, TechTeam Global, Inc. issued a
               press release announcing the election of G. Ted Derwa and Justice Conrad L. Mallett, Jr. to its Board of Directors effective January 21, 2003. Mr. Derwa, 64, has been retired from Ford Motor Company for the past four years. At the end of December 1998 when he retired, Mr. Derwa was the Director of the Technical Services Office, with global responsibility for Ford Motor Company's data centers, telecommunications, office automation, engineering workstations, and information technology advanced design and research.

                        Justice Mallett, 49, served on the Michigan Supreme
               Court from 1990 through December 1998. In January 1999, he entered the private practice of law with the law firm of Miller Canfield in Detroit. From August 1999 through December 2001, he served as General Counsel and Chief Administrative Officer of the Detroit Medical Center. From January 2002 through April 2002, he served as the Chief Operating Officer for the City of Detroit under the administration of Mayor Kilpatrick. At that time, Justice Mallett became and remains the President and General Counsel for the Hawkins Food Group.

                        The press release is attached as Exhibit 99, and is
               incorporated by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (a)      Financial statements of business acquired.

                                 Not applicable.

               (b)      Pro forma financial information.

                                 Not applicable.
               (c)      Exhibits.

99             Press Release of National TechTeam, Inc., dated January 13, 2003



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             TECHTEAM GLOBAL, INC.


                                             By:    /s/ Michael A. Sosin
                                                   -------------------------
                                                    Michael A. Sosin
                                                    Secretary

Date:    January 13, 2003

                                      -2-
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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

99.      Press Release of TechTeam Global, Inc., dated January 13, 2003.




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